Other current assets	12 Months Ended
Dec. 31, 2025
Other current assets
Other current assets

7. Other current assets

	December 31,	December 31,
	2025	2024
Other financial assets	5,130	6,496
Trade and other receivables	20,087	15,513
Prepayments	16,295	169,649
Other short-term assets	—	7,967
Total other current assets	41,512	199,625

Other current assets decreased by CHF 0.2 million as of December 31, 2025 compared to December 31, 2024 mainly due to decreased prepayments in patents and retirement benefits. The Group applies the IFRS 9 simplified approach to measuring expected credit losses (“ECL”), which uses a lifetime expected loss allowance for all contract assets, trade receivables and other receivables. The Group has considered that the contract asset, trade receivables and other receivables have a low risk of default based on historic loss rates and forward-looking information on macroeconomic factors affecting the ability of the third parties to settle invoices. As a result, expected loss allowance has been deemed as nil as of December 31, 2025 and December 31, 2024.